Exhibit 10.1

AMENDMENT NO. 5

TO

LOAN AND SERVICING AGREEMENT

This AMENDMENT NO. 5 TO LOAN AND SERVICING AGREEMENT (this “Amendment”) dated as of October 30, 2020 is by and among Tampa Electric Company, in its capacity as “Servicer” under the Loan Agreement (as defined below); TEC Receivables Corp., in its capacity as “Borrower”, MUFG Bank, Ltd., formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd., in its capacities as “Program Agent”, a “Managing Agent” and a “Committed Lender”, and Royal Bank of Canada, in its capacities as a “Managing Agent” and a “Committed Lender.”  Capitalized terms used herein but not specifically defined herein shall have the meanings given to such terms in the Loan Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1)

The Servicer, the Borrower, the Committed Lenders, the Managing Agents, the Program Agent and certain Conduit Lenders are parties to that certain Loan and Servicing Agreement dated as of March 24, 2015, (as amended prior to the date hereof, the “Loan Agreement”).

(2)	The parties hereto wish to amend the Loan Agreement, in accordance with Section 10.01(b) thereof, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.Amendments to the Loan Agreement.  Effective as of the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 hereof, Section 7.01(g) of the Loan Agreement is hereby amended to restate clauses (ii) and (iii) in their entirety as follows:

(ii)(A) if such Monthly Period is October 2020 through March 2021, the average of the Delinquency Ratios for any three (3) consecutive Monthly Periods shall exceed 5.00%, (B) if such Monthly Period is April 2020 through August 2020 (excluding June 2020 through August 2020), the average of the Delinquency Ratios for any three (3) consecutive Monthly Periods shall exceed 3.00%, or (C) if such Monthly Period is June 2020 through September 2020, the average of the Delinquency Ratios for any three (3) consecutive Monthly Periods shall exceed 7.00%;

(iii)(A) if such Monthly Period is not June 2020 through March 2021, the average of the Default Ratios for any three (3) consecutive Monthly Periods shall exceed 2.00%, (B) if such Monthly Period is June 2020 through September 2020, the average of the Default Ratios for any three (3) consecutive Monthly Periods shall exceed 6.00% or (C) if such Monthly Period is October 2020 through March 2021, the average of the Default Ratios for any three (3) consecutive Monthly Periods shall exceed 10.00%; or

Section 2.Conditions of Effectiveness.  This Amendment shall become effective as of the date hereof upon the receipt by the Program Agent of this Amendment duly executed by all of the parties hereto.

Section 3.Representations and Warranties.

A.Upon the effectiveness of this Amendment, each of the Borrower and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, unless such representations and warranties by their terms refer to an earlier date than the Effective Date, in which case they shall be correct on and as of such earlier date.

B.Each of the Borrower and the Servicer hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, that no event shall have occurred and be continuing which constitutes an Event of Termination or an Incipient Event of Termination.

Section 4.Reference to and Effect on the Loan Agreement.

A.On and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement and each reference to the Loan Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Loan Agreement as amended hereby.

B.Each of the parties hereto hereby agrees that, except as specifically amended above, the Loan Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles.

C.The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Managing Agent or the Program Agent under the Loan Agreement or any of the other Facility Documents, nor constitute a waiver of any provision contained therein.

Section 5.Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6.Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

TAMPA ELECTRIC COMPANY,
as Servicer

By: /s/ Gregory W. Blunden
Name: Gregory W. Blunden
Title:  Senior Vice President, Finance and

          Accounting and Treasurer

TEC RECEIVABLES CORP., as Borrower

By: /s/ Gregory W. Blunden

Name:  Gregory W. Blunden

Title:  Treasurer

Signature Page to Amendment No. 5 to
Loan and Servicing Agreement

MUFG BANK, LTD., FORMERLY KNOWN AS THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Program Agent, as a Managing Agent and as a Committed Lender

By: /s/ Eric Williams

Name: Eric Williams

Title: Managing Director

Signature Page to Amendment No. 5 to
Loan and Servicing Agreement

ROYAL BANK OF CANADA, as a Managing Agent and as a Committed Lender

By: /s/ Veronica L. Gallagher

Name: Veronica L. Gallagher

Title: Authorized Signatory

Signature Page to Amendment No. 5 to
Loan and Servicing Agreement